UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2014 (April 22, 2014)

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 22, 2014, The Progressive Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. in connection with the offer and sale of $350 million aggregate principal amount of the Company’s 4.35% Senior Notes due 2044 (the “Notes”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter against certain liabilities arising out of or in connection with the sale of the Notes. The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K.

The Notes will be issued pursuant to an Indenture dated as of September 15, 1993, as supplemented and amended to date (the “Indenture”), between the Company and U.S. Bank National Association, as trustee, including, without limitation, a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to be entered into and dated as of April 25, 2014. The form of Seventh Supplemental Indenture and the form of Note are being filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

The net proceeds of the offering are estimated to be $345.6 million, after giving effect to underwriting discounts and commissions and estimated expenses of the offering. The offering of the Notes is registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-195418) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 22, 2014 (the “Registration Statement”), which became immediately effective upon filing, and a related Prospectus Supplement that was filed with the SEC on April 23, 2014 (the “Prospectus Supplement”).

The Notes will bear interest at the rate of 4.35% per annum. Interest on the Notes will be payable semi-annually in arrears on April 25 and October 25 of each year, beginning on October 25, 2014. The Notes will mature on April 25, 2044. Further information concerning the Notes and related matters is set forth in the Prospectus Supplement and the related Prospectus that was filed as part of the Registration Statement, and in the form of Seventh Supplemental Indenture and the form of Note attached hereto.

Baker & Hostetler LLP, counsel to the Company, has issued an opinion to the Company, dated April 22, 2014, regarding the Notes. A copy of the opinion is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The documents filed herewith are incorporated by reference into the Company’s Registration Statement on Form S-3, File Number 333-195418.

(c) Exhibits

1.1	Underwriting Agreement, dated as of April 22, 2014, between The Progressive Corporation and Goldman, Sachs & Co.

4.1	Form of Seventh Supplemental Indenture between The Progressive Corporation and U.S. Bank National Association, as trustee

4.2	Form of 4.35% Senior Note due 2044

5.1	Legal Opinion of Baker & Hostetler LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2014

THE PROGRESSIVE CORPORATION

By:	/s/ Jeffrey W. Basch
Name: Jeffrey W. Basch
Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of April 22, 2014, between The Progressive Corporation and Goldman, Sachs & Co.

4.1	Form of Seventh Supplemental Indenture between The Progressive Corporation and U.S. Bank National Association, as trustee

4.2	Form of 4.35% Senior Note due 2044

5.1	Legal Opinion of Baker & Hostetler LLP